UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 17, 2021
Date of Report (date of earliest event reported)

Copper Property CTL Pass Through Trust
(Exact name of registrant as specified in its charter)

New York	000-56236	85-6822811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Second Street, Suite 206
Jersey City, NJ	07311-4056
(Address of Principal Executive Offices)	(Zip Code)

(201) 839-2200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 17, 2021, Copper Property CTL Pass Through Trust, (the “Trust”) sold its portfolio of six distribution centers (the “Distribution Center Portfolio”) for a sales price of $557 million, pursuant to a purchase and sale agreement with National Industrial Portfolio Property Owner, LLC (the “Buyer”). The Trust is not aware of any material relationship between the Buyer and the Trust, its affiliates, officers or any associate of any officer.

The six distribution centers are leased pursuant to a single master lease on a long-term basis to Penney Tenant II LLC, a Delaware limited liability company, d/b/a JCPenney. Hilco JCP LLC, an affiliate of Hilco Real Estate LLC and Manager of the Trust, and Eastdil Secured, L.L.C. represented the Trust in this transaction.

The sale of the Warehouses was part of the Trust’s on-going effort to sell its properties to third-party purchasers subject to market conditions and the conditions set forth in the Trust Agreement.

Net proceeds of this sale will be distributed to certificateholders in the Trust’s regular monthly distribution, on or about January 10, 2022.

The Distribution Center Portfolio consists of six distribution centers containing a total of 10.1 million square feet of leasable space in the following locations:

1.Reno, NV
2.Forest Park (Atlanta), GA
3.Columbus, OH
4.Lenexa, KS
5.Haslet, TX
6.Statesville, NC

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflecting the Distribution Center Portfolio disposition described above are filed hereto:

1. Copper Property CTL Pass Through Trust Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2021.
2. Copper Property CTL Pass Through Trust Unaudited Pro Forma Consolidated Statements of Operations for the period from January 30, 2021 to September 30, 2021.

(d)Exhibits.

Number
99.1    Press Release, dated December 23, 2021

*Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER PROPERTY CTL PASS THROUGH TRUST
	By:	/s/ Larry Finger
Larry Finger
Principal Financial Officer
Date: December 23 2021

COPPER PROPERTY CTL PASS THROUGH TRUST
Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial statements were prepared in accordance with Article 11 of Regulation S‑X and have been derived from the historical financial statements prepared in accordance with accounting principles generally accepted in the United States of America and are presented based on available information and certain assumptions that management believes are reasonable. The pro forma balance sheet as of September 30, 2021 presents consolidated financial information as if the disposition of its portfolio of six distribution centers (the “Distribution Center Portfolio”) had taken place on September 30, 2021. The pro forma consolidated statement of operations for the period January 30, 2021 (Effective Date of the Plan of Reorganization) to September 30, 2021 present the pro forma results of operations as if the disposition of the Distribution Center Portfolio had taken place as of January 30, 2021. Explanations or details of the pro forma adjustments are in the notes to the financial statements. The unaudited consolidated pro forma financial information should be read in conjunction with the Trust’s Quarterly Report on Form 10-Q for the period from January 30, 2021 to September 30, 2021. The unaudited pro forma financial information is not necessarily indicative of what the Trust's actual results of operations would have been had the transactions been consummated on the dates indicated, nor does it purport to represent the Trust's results of operations or financial position for any future period. In management's opinion, all adjustments necessary to reflect this dispositions have been made.

On December 17, 2021, Copper Property CTL Pass Through Trust, (the “Trust”) sold its Distribution Center Portfolio for a sales price of $557 million, pursuant to a purchase and sale agreement with National Industrial Portfolio Property Owner, LLC (the “Buyer”). The Distribution Center Portfolio consists of six distributions centers in the following locations:

1.Reno, NV
2.Forest Park (Atlanta), GA
3.Columbus, OH
4.Lenexa, KS
5.Haslet, TX
6.Statesville, NC

Proceeds of this sale, net of costs of sale, will be distributed by the Trust as part of its next monthly distribution.

COPPER PROPERTY CTL PASS THROUGH TRUST
Pro Forma Consolidated Balance Sheet
As of September 30, 2021
(Unaudited)
(in thousands except certificate amounts)

	Historical	Transaction Accounting Adjustments: Disposition of Distribution Center Portfolio		Pro Forma
Assets
Investment properties:
Land and improvements	$583,520	(68,830)	(a)	$514,690
Building and other improvements	977,599	(406,450)	(a)	571,149
	1,561,119	(475,280)		1,085,839
Less: accumulated depreciation	(21,718)	10,636	(a)	(11,082)
Net investment properties	1,539,401	(464,644)		1,074,757
Cash and cash equivalents	151,271	548,352	(b)	699,623
Accounts receivable	41,513	(4,548)	(a)	36,965
Lease intangible assets, net	291,324	(21,863)	(a)	269,461
Right-of-use lease assets	101,139	—		101,139
Assets associated with investment properties held for sale	57,010	—		57,010
Other assets, net	2,095	—		2,095
Total assets	$2,183,753	$57,297		$2,241,050

Liabilities and Equity
Liabilities:
Accounts payable and accrued expenses	$1,610	$497	(c)	$2,107
Lease intangible liabilities, net	134,249	—		134,249
Lease liabilities	37,534	—		37,534
Liabilities associated with investment properties held for sale	17,269	—		17,269
Other liabilities	7,818	(2,948)	(a)	4,870
Total liabilities	198,480	(2,451)		196,029

Equity:
Trust certificates, no par value, 75,000,000 certificates authorized, issued and outstanding, as of September 30, 2021	—	—		—
Additional paid-in capital	1,952,120	—		1,952,120
Retained earnings	33,153	59,748	(d)	92,901
Total equity	1,985,273	59,748		2,045,021
Total liabilities and equity	$2,183,753	$57,297		$2,241,050

See Notes to Unaudited Pro Forma Consolidated Financial Statements

COPPER PROPERTY CTL PASS THROUGH TRUST
Pro Forma Consolidated Statement of Operations
Period from January 30, 2021 to September 30, 2021
(Unaudited)
(in thousands, except certificate and per certificate amounts)

	Historical	Transaction Accounting Adjustments: Disposition of Distribution Center Portfolio		Pro Forma
Revenues:
Lease income	$109,260	$(28,135)	(e)	$81,125

Expenses:
Operating expenses	10,472	(1,356)	(f)	9,116
Depreciation and amortization	26,866	(11,393)	(g)	15,473
Provision for impairment of investment properties	750	—		750
General and administrative expenses	5,985	—		5,985
Total expenses	44,073	(12,749)		31,324

Other income ( expense):
Gain on sales of investment properties, net	42,007	—		42,007
Formation expenses	(364)	—		(364)
Total other income (expense)	$41,643	$—		$41,643

Net income	$106,830	$(15,386)		$91,444

Earnings per certificate – basic and diluted:
Net income per certificate - basic and diluted	$1.42	$(0.21)		$1.22
Weighted average number of certificates outstanding – basic and diluted	75,000,000	75,000,000		75,000,000

See Notes to Unaudited Pro Forma Consolidated Financial Statements

COPPER PROPERTY CTL PASS THROUGH TRUST
Notes to Unaudited Pro Forma Consolidated Financial Statements

(a) Represents the elimination of assets and liabilities associated with the Distribution Center Portfolio.

(b) Represents the estimated net sales proceeds at closing for the Distribution Center Portfolio which is equal to the sales price of $557,165 less disposition-related expenses of $7,387 and lease pro-rations of $1,426. Additional incremental disposition-related expenses not paid at settlement are included in accounts payable and accrued expenses.

(c) Represents estimated additional incremental disposition-related expenses not paid at settlement.

(d) Represents the estimated gain on sale of investment properties, net for the Distribution Center Portfolio, as if the disposition of the Distribution Center Portfolio had taken place as of September 30, 2021. Actual gain on sale of investment properties, net will be increased by subsequent depreciation and amortization.

(e) Represents the elimination of historical income and expenses associated with the Distribution Center Portfolio.

(f) Represents the elimination of the base management fee the Trust pays the Manager at 5.75% of the lease payments associated with the Distribution Center Portfolio. Base management fee calculation excludes straight-line rental income, net of $4,548 that is included in lease income.

(g ) Represents the elimination of depreciation of building and other improvements of $10,636 and amortization of lease intangible assets of $757.